UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2012

Footstar, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-11681	22-3439443
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

933 MacArthur Boulevard, Mahwah, New Jersey		07430
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 934-2000

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FOOTSTAR, INC. OWNERSHIP LIMITATION

FOOTSTAR, INC. (the “COMPANY”) HAS A SHAREHOLDER RIGHTS AGREEMENT, WHICH CONTAINS PROVISIONS THAT PROHIBIT ANY PERSON OR GROUP FROM ACQUIRING BENEFICIAL OWNERSHIP OF MORE THAN 4.75 PERCENT OF THE COMPANY’S COMMON STOCK WITHOUT ITS PRIOR CONSENT AND AS FURTHER PROVIDED THEREIN.

The Rights Agreement (the “Rights Plan”), dated as of March 8, 1999, between the Company and Mellon Investor Services LLC, as Rights Agent, was filed as Exhibit 1 to the Company’s Form 8-A filed with the Securities and Exchange Commission (the “SEC”) on March 9, 1999. The Rights Plan was amended by Amendment No. 1 to the Rights Plan, dated as of May 31, 2002, which was filed as Exhibit 2 to the Company’s Form 8-A/A filed with the SEC on June 4, 2002. The Rights Plan was additionally amended by Amendment No. 2 to the Rights Plan, dated as of February 4, 2009, which was filed as Exhibit 4.1 to the Company’s Form 8-K filed on February 4, 2009.

Item 1.01                      Entry into a Material Definitive Agreement.

On January 23, 2012, the Company entered into a Plan of Reorganization (the “Plan”) with Xstelos Holdings, Inc. (“Xstelos”) pursuant to which the Company contributed all of its assets to Xstelos, including its cash, real estate and 80.5% interest in CPEX Pharmaceuticals, Inc. (“CPEX”), a pharmaceutical company that the Company acquired on April 5, 2011. In exchange for the contribution of all of its assets, Xstelos assumed all of the Company’s liabilities and issued all of its shares of common stock to the Company. The contributed Xstelos shares constitute all of the outstanding shares of Xstelos capital stock. Accordingly, Xstelos is currently a wholly owned subsidiary of the Company.

On January 25, 2012, Xstelos filed a registration statement on Form S-1, File No. 333-179148 (the “Registration Statement”), with the SEC in order to register the distribution of all the common stock of Xstelos to stockholders of the Company. The Plan further provides that, promptly after the SEC declares the Registration Statement effective, the Company will distribute all of the Xstelos common stock to holders of the Company’s common stock pro rata on a one-for-one basis. Immediately after the distribution is completed, the Company’s stockholders will own all of the outstanding shares of common stock of Xstelos, and Xstelos stockholders’ holdings will be proportionate to their percentage ownership of Company shares as of the record date for the distribution. The record date has not yet been determined.

Following the distribution, Xstelos will continue to operate the business of CPEX as a going concern and manage the former assets of the Company. The Company will continue to dissolve in accordance with the Plan of Dissolution. No stockholder vote is required in connection with the distribution.

The Company believes the distribution of Xstelos shares will generally not result in a taxable event for U.S. federal income tax purposes.

Reference is made to the Registration Statement for additional information regarding the terms of the transactions contemplated by the Plan, including the distribution, and certain historical and financial information of Footstar Corporation, a wholly-owned subsidiary of the Company, and CPEX.

The foregoing summary of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

SAFE HARBOR FOR FORWARD-LOOKING STATEMENTS

Certain items in this document may constitute forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to: the reorganization, the effectiveness of the Registration Statement and such other risks and uncertainties as are detailed in the Company’s Annual Report on Form 10-K filed with the SEC on March 18, 2010, the Registration Statement and in the other reports that the Company and Xstelos periodically file with the SEC.  You may read any materials filed by the Company with the SEC at the SEC’s Public Reference Room at 100 F Street, NE, Washington, DC  20549, and you may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  In addition, the SEC maintains an Internet web site, www.sec.gov, which contains reports, registration statements, proxy and information statements and other information which we file electronically with the SEC. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this document or other filings with the SEC.

The statements in this document reflect the expectations and beliefs of the Company’s management only as of the date of this document and subsequent events and developments may cause these expectations and beliefs to change.  The Company undertakes no obligation to update or revise these statements, except as may be required by law.  These forward-looking statements do not reflect the potential impact of any future dispositions or strategic transactions that may be undertaken. These forward-looking statements should not be relied upon as representing the Company’s views as of any date after the date of this document.

Item 9.01                      Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Document
2.1	Plan of Reorganization dated January 23, 2012 by and between Xstelos Holdings, Inc. and Footstar, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FOOTSTAR, INC.

Dated: January 25, 2011	By:	/s/ Jonathan M. Couchman
		Name:	Jonathan M. Couchman
		Title:	President, Chief Executive Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Document
2.1	Plan of Reorganization dated January 23, 2012 by and between Xstelos Holdings, Inc. and Footstar, Inc.